Investor Update 2012 Q1 April 26, 2012 Exhibit 99.3

Safe Harbor for Forward-Looking Statements
This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and
Exchange Commission. Coinstar, Inc. assumes no obligation and does not intend to update these forward-
looking statements.

©2012 Coinstar, Inc. All rights reserved. These materials may not be reproduced, altered, or distributed without the express written consent of Coinstar, Inc.

2012 Full Year and Q2 Guidance
As of April 26, 2012

2012 Full Year – Kiosk Installations, net
Redbox 4,000 - 6,000
Coin
50 – 150
New Ventures 0 - 650
2012 Full Year Capital Expenditures
from Continuing Operations (in millions)
Redbox - New $133 – $141
Redbox – Maintenance $7 – $9
Coin – New $19 – $22
Coin – Maintenance $6 – $8
Corporate – Other $90 – $95
Total $255 – $275
2012 Q2 Guidance (in millions, except EPS)
Revenue $525 – $550
Core adjusted EBITDA from continuing operations* $114 – $124
Core diluted EPS from continuing operations † $1.09 – $1.24
2012 Full Year – Other (in millions, except EPS)
Core adjusted EBITDA from continuing operations* $465 – $495
Core diluted EPS from continuing operations † $4.40 – $4.80
Average diluted shares outstanding 32.6 – 33.6
Estimated effective tax rate 40%
Free cash flow from continuing operations ‡ $130 – $155
2012 Full Year – Revenue (in millions)
Redbox $1,850 –
$1,960
Coin
$300 –
$310
New Ventures $5 –
$10
Consolidated
$2,155 –
$2,280
©2012 Coinstar, Inc. All rights reserved. These materials may not be reproduced, altered, or distributed without the express written consent of Coinstar, Inc.

Consolidated Revenue
As of March 31, 2012
In millions

*Guidance as of April 26, 2012
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2008 2009 2010 2011 2012
$2,155 - $2,280*
$650
$1,033
$1,436
$1,845
$568
YTD
Q1
©2012 Coinstar, Inc. All rights reserved. These materials may not be reproduced, altered, or distributed without the express written consent of Coinstar, Inc.

Business Segment Information
As of March 31, 2012
*From acquisition date
Redbox *
Q1 Q2 Q3 Q4 YTD
2012 502,942 $    - $           - $           - $           502,942 $
2011 362,344 $    363,862 $    389,801 $    445,591 $    1,561,598 $
2010 263,078 $    271,869 $    305,365 $    319,397 $    1,159,709 $
2009 154,697 $    188,909 $    198,064 $    231,760 $    773,430 $
2008 60,513 $      89,956 $      104,192 $    133,792 $    388,453 $
Coin
Q1 Q2 Q3 Q4 YTD
2012 19,319 $      - $           - $           - $           19,319 $
2011 20,609 $      26,800 $      27,879 $      25,678 $      100,966 $
2010 15,020 $      28,043 $      27,872 $      25,382 $      96,317 $
2009 22,391 $      26,016 $      27,254 $      26,949 $      102,610 $
Coin
Q1 Q2 Q3 Q4 YTD
2012 64,826 $      - $           - $           - $           64,826 $
2011 61,363 $      71,065 $      75,506 $      74,448 $      282,382 $
2010 59,918 $      70,362 $      74,669 $      71,033 $      275,982 $
2009 57,876 $      64,741 $      69,501 $      66,398 $      258,516 $
2008 59,329 $      64,585 $      71,104 $      66,608 $      261,626 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2012 411 $           - $           - $           - $           411 $
2011 365 $           301 $           310 $           416 $           1,392 $
2010 126 $           125 $           153 $           326 $           730 $
2009 180 $           194 $           160 $           143 $           677 $
Redbox *
Q1 Q2 Q3 Q4 YTD
2012 108,818 $    - $           - $           - $           108,818 $
2011 50,821 $      74,017 $      83,499 $      76,595 $      284,932 $
2010 46,301 $      37,167 $      53,648 $      53,734 $      190,850 $
2009 20,850 $      24,568 $      26,684 $      29,469 $      101,571 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2012 (5,617) $      - $           - $           - $           (5,617) $
2011 (2,555) $      (4,767) $      (4,425) $      (6,068) $      (17,815) $
2010 (1,488) $      (1,927) $      (2,248) $      (2,560) $      (8,223) $
2009 (154) $         (641) $         (669) $         (617) $         (2,081) $
Revenue Segment Operating Income (Loss)
In thousands

In thousands
©2012 Coinstar, Inc. All rights reserved. These materials may not be reproduced, altered, or distributed without the express written consent of Coinstar, Inc.

Business Segment Information
As of March 31, 2012
Coin
Q1 Q2 Q3 Q4 YTD
2012 8,341 $        - $           - $           - $           8,341 $
2011 7,371 $        7,451 $        7,924 $        9,176 $        31,922 $
2010 7,059 $        7,562 $        7,468 $        7,632 $        29,721 $
2009 6,741 $        7,177 $        7,081 $        7,008 $        28,007 $
Redbox *
Q1 Q2 Q3 Q4 YTD
2012 32,443 $      - $           - $           - $           32,443 $
2011 27,098 $      27,360 $      30,910 $      30,062 $      115,430 $
2010 22,121 $      23,866 $      23,955 $      23,503 $      93,445 $
2009 13,169 $      14,725 $      15,527 $      17,267 $      60,688 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2012 7 $               - $           - $           - $           7 $
2011 175 $           679 $           5 $               7 $               866 $
2010 3,500 $        184 $           (41) $           183 $           3,826 $
2009 240 $           273 $           367 $           406 $           1,286 $
Depreciation, Amortization and Other
*From acquisition date
In thousands

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Installations and Same Store Sales
As of March 31, 2012
Redbox Kiosks (rounded)
Q1 Q2 Q3 Q4
2012 36,800         -- -- --
2011 31,800         33,300         34,400         35,400
2010 24,800         26,900         28,500         30,200
2009 15,400         17,900         20,600         22,400
2008 7,900           9,600           11,800         13,700
Coin Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2012 1.6% -- -- --
2011 5.3% 1.8% 1.0% 1.7%
2010 0.5% 7.9% 7.9% 10.0%
2009 -5.0% -4.3% -5.4% -5.1%
Coin Kiosks (rounded)
Q1 Q2 Q3 Q4
2012 20,200         -- -- --
2011 18,800         18,900         19,500         20,200
2010 19,100         19,000         18,900         18,900
2009 18,400         18,400         18,800         19,200
2008 15,500         16,500         17,500         18,400
Redbox Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2012 28.1% -- -- --
2011 15.3% 16.6% 13.0% 27.1%
2010 21.0% 3.5% 17.2% 12.5%
2009 35.0% 33.0% 26.3% 21.0%
Redbox Coin

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Other Information
As of March 31, 2012
Redbox Gross Margin
Q1 Q2 Q3 Q4 YTD
2012 56.9% -- -- -- 56.9%
2011 53.1% 58.4% 59.1% 54.9% 56.3%
2010 59.0% 56.4% 59.7% 54.4% 57.3%
2009 59.6% 57.4% 58.1% 54.0% 57.0%
2008 65.2% 63.0% 62.5% 62.2% 62.9%
Q1 Q2 Q3 Q4 YTD
2012 38,007 $      -- -- -- 38,007 $
2011 38,472 $      49,405 $      46,902 $      44,457 $      179,236 $
2010 31,517 $      52,822 $      48,135 $      38,375 $      170,849 $
2009 34,987 $      38,288 $      28,647 $      46,545 $      148,467 $
2008 28,182 $      34,653 $      47,692 $      33,525 $      144,052 $
Consolidated Capital Expenditures* (in thousands)
*For continuing operations

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Top 5 Customers by Revenue
*All Walmart related companies, including Sam’s Club and ASDA
As of March 31, 2012
Walgreens
Walmart*
Kroger
7- Eleven
CVS
Walmart*
Kroger
Supervalu
Ahold
Delhaize
Walgreens
Walmart*
Kroger
7-Eleven
CVS
Redbox Coin Consolidated

©2012 Coinstar, Inc. All rights reserved. These materials may not be reproduced, altered, or distributed without the express written consent of Coinstar, Inc.